THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE
     SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

     THIS NOTE IS RESTRICTED BY THE TERMS OF, AND IS SUBJECT TO RESTRICTIONS ON TRANSFER AND RIGHTS OF SALE AS PROVIDED IN A NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, OR ITS SUCCESSOR, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.


                              POSITRON CORPORATION


                       SECURED CONVERTIBLE PROMISSORY NOTE


$400,000.00                                                       Houston, Texas
                                                                    May 21, 2004


     POSITRON  CORPORATION,  a  Texas corporation (the "Company"), the principal
                                                        -------
office of which is located at 1304 Langham Creek Drive, #300, Houston, Texas 77084, for value received hereby promises to pay to IMAGIN Diagnostic Centres, Inc., located at 1835 Yonge St., Suite 500, Toronto, Ontario, Canada M4S 1XB, or its registered assigns (the "Holder"), the sum of Four Hundred Thousand dollars
                              ------
($400,000), or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. The principal hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of (i) May 21, 2006 (the "Maturity Date") or
                                                              -------------
(ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Commencing on the Maturity Date, all principal and accrued interest hereunder shall be payable upon demand. Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. All numbers expressed herein as "$" or "dollars" are in United States dollars.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

          1.   Definitions.  Except  as  otherwise  defined  herein,  each
               -----------
capitalized term used herein shall have the meaning assigned to it in the Note Purchase Agreement dated as of May 21, 2004 (the "Purchase Agreement"). As used
                                                  ------------------
in this Note, the following terms, unless the context otherwise requires, have the following meanings:

                    (a)  "Business  Day"  shall  mean a day other than Saturday,
                          -------------
Sunday  or  a  public  holiday  under  the  laws  of  the  State  of  Texas.

                    (b)  "Company"  includes  any corporation that shall succeed
                          -------
to  or  assume  the  obligations  of  the  Company  under  this  Note.

                    (c)  "Holder,"  when  the context refers to a holder of this
                          ------
Note, shall mean any person who shall at the time be the registered holder of this Note.

                    (d)  "Loan Agreement" shall mean the Loan Agreement between
                          --------------
the Company and Holder, dated as of May 21, 2004.

                    (e)  "Operating Cash Flow" shall mean the sum of net income,
                          -------------------
depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

          2.   Interest.  Simple  interest  shall  accrue  at  the  rate  of ten
               --------
percent (10%) per annum on the principal of this Note outstanding during the period beginning the date of this Note and ending on the date that the principal amount of this Note is repaid. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed. Accrued interest shall be payable in cash annually on the anniversary date of this note; provided however, that in the event the accrued interest on this Note together with the aggregate accrued interest on all outstanding notes issued pursuant to the Purchase Agreement and pursuant to the Loan Agreement (such notes collectively being hereinafter referred to as the "Imagin Notes") exceeds 50% of the Company's
                                     ------------
Operating Cash Flow during the twelve month period ending on the last completed calendar quarter which preceded the interest payment date by at least 60 days ("50% of cash flow"), at the Company's option, the accrued interest shall be
  -------------------
payable (i) in cash pro-rata among the Imagin Notes up to an aggregate amount equal to 50% of cash flow, and (ii) by issuance to Holder of a new note identical in form to this Note and in an amount equal to the accrued interest not otherwise paid in cash. In the event that a payment date falls on a non-Business Day, payment shall be made on the next Business Day, while taking into account such extra days in calculating the accrued interest. In the event of an earlier conversion, acceleration or payment of the Note, interest shall be payable in cash on such date.

          3.   Events  of  Default.  If  any  of  the  events  specified in this
               -------------------
Section  3  shall  occur  (herein  individually  referred  to  as  an  "Event of
                                                                        --------
Default"), the Holder of the Note may, so long as such condition exists, declare
-------
the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

                    (a) The Company shall default in the payment of any part of the principal or accrued and unpaid interest on this Note after it shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                    (b) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

                    (c) If, within sixty (60) days after the commencement of an action against the Company, without the consent or acquiescence of the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

                    (d) Any material breach by the Company of any representation, warranty or covenant contained in the Purchase Agreement or this Note.

                    (e) As of January 1, 2005, the Company shall not have obtained stockholder approval to amend its Articles of Incorporation to increase the number of shares of its authorized Common Stock to account for the conversion of Series C Preferred Stock issuable upon conversion of this Note.

In the case of an Event of Default pursuant to (b) or (c) above, all amounts shall automatically, without notice, become immediately due and payable and collectible by Holder pursuant to applicable law.

          4.   Conversion.
               ----------

     4.1  Conversion.  The principal amount of this Note, or any portion thereof
          ----------
may be converted by the Holder at any time prior to Maturity into the number of fully paid shares of the Company's Series C Preferred Stock as is determined by dividing the unpaid principal under the Note by the Conversion Price (as hereinafter defined) in effect at the time of conversion. Accrued but unpaid interest shall be payable in cash at the time of conversion.

     4.2  Conversion  Price.  The  Conversion  Price  (the  "Conversion  Price")
          -----------------                                  -----------------
applicable per share of Series C Preferred Stock shall initially be equal to $1.00, subject to adjustment from time to time in accordance with Section 4.3 below.

     4.3  Adjustments  to  the  Conversion  Price. The Conversion Price shall be
          ---------------------------------------
subject  to  adjustment  from  time  to  time  as  follows:

          4.3.1     Adjustment  Upon  Stock  Dividends,  Subdivisions or Splits.
                    -----------------------------------------------------------
If, at any time, the number of shares of Series C Preferred Stock outstanding is increased by a stock dividend payable in shares of Series C Preferred Stock or by a subdivision or split-up of shares of Series C Preferred Stock, then, following the record date for the determination of holders of Series C Preferred Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of

Series C Preferred Stock issuable on conversion of Note shall be increased in proportion to such increase in outstanding shares.

          4.3.2     Adjustment  Upon  Combinations.  If, at any time, the number
                    ------------------------------
of shares of Series C Preferred Stock outstanding is decreased by a combination of the outstanding shares of Series C Preferred Stock into a smaller number of shares of Series C Preferred Stock, then, following the record date to determine shares affected by such combination, the Conversion Price shall be appropriately increased so that the number of shares of Series C Preferred Stock issuable on conversion of the Note shall be decreased in proportion to such decrease in outstanding shares.

          4.3.3     Adjustment  Upon  Reclassifications,  Reorganizations,
                    ------------------------------------------------------
Consolidations  or  Mergers.  If,  at  any  time  when  the  Note  is issued and
---------------------------
outstanding, there shall be any merger, consolidation, share exchange, recapitalization, reorganization, business combination, or other similar event, as a result of which shares of Series C Preferred Stock shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company then the Holder shall thereafter have the right to receive upon conversion of the Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Series C Preferred Stock immediately theretofore issuable upon conversion, such stock, securities, cash or other assets which the Holder of would have been entitled to receive in such transaction had the Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion contained herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the applicable Conversion Price and of the number of shares of Series C Preferred Stock issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion of the Note. The above provisions shall similarly apply to successive mergers, consolidations, share exchanges, recapitalizations, reorganizations, business combinations or other similar events or sales of assets.

          4.3.4     Deferral in Certain Circumstances.  In any case in which the
                    ---------------------------------
provisions of this Section 4.3 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event issuing to the Holder of the Note, converted after such record date and before the occurrence of such event, the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustments; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares.

          4.3.5     Notice  of  Adjustment  of  Conversion  Price.  Whenever the
                    ---------------------------------------------
Conversion Price is adjusted as herein provided: (i) the Company shall compute the adjusted Conversion Price in accordance with this Section 4.3 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose of conversion of the Note; and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to the Holder at the Holder's last addresses as it shall appear in the Company's records.

     4.4  Conversion  Procedure.

          4.4.1     Notice  of  Conversion.  In  order  to convert this Note (in
                    ----------------------
whole or in part) into full shares of Series C Preferred Stock, the Holder shall surrender the Note, duly endorsed, by either overnight courier or by hand, to the principal office of the Company, and shall give written notice (the "Conversion Notice") by facsimile (with the original of such notice forwarded
 ------------------
with the foregoing courier) to the Company at such office that the Company elects to convert the amount specified therein, which such notice and election shall be irrevocable by the Holder; provided however, that the Company shall not be obligated to issue certificates evidencing the shares of the Series C Preferred Stock issuable upon such conversion unless either the Note evidencing the principal amount is delivered to the Company as provided above, or the Holder notifies the Company that such Note(s) have been lost, stolen or destroyed and promptly executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by its connection with such Note(s).

          4.4.2     Delivery  of  Stock  Certificates.  Upon  receipt  of  such
                    ---------------------------------
Conversion Notice, the Company shall immediately verify the Holder's calculation of the conversion rate and shall use its best efforts to cause its transfer agent to issue and deliver as promptly as practical to the Company of such Note(s), or after receipt of such agreement and indemnification, to such Holder of Note(s) at the address of the Holder, or to its designee, a certificate or certificates for the number of shares of Series C Preferred Stock to which the Holder shall be entitled, together with a Note or Notes for the principal amount of Notes not submitted for conversion. The issuance of such certificates upon conversion of this Note shall be made without charge to the Holder of this Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of the Series C Preferred Stock. Upon the conversion of this Note, the Company shall take all such actions as are necessary in order to insure that the Series C Preferred Stock issuable with respect to such conversion shall be validly issued and fully paid.

          4.4.4     Effect  of  Conversion.  The  date  on  which the Conversion
                    ----------------------
Notice is given shall be deemed to be the date the Company received by facsimile the Conversion Notice, and the person or persons entitled to receive the shares of Series C Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series C Preferred Stock on such date. No fractional shares of Series C Preferred Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not converted because its conversion would require fractional shares, such payment to be in the form as provided below. Upon conversion of this Note, the Company shall be forever released from all of its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten
(10)  days  after  the  date
of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

     4.5  Notices  of  Record  Date,  etc.  In  the  event  of:

          4.5.1 Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          4.5.2 Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

          4.5.3 Any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the holder of this Note at least five (5) days prior to the earliest date specified therein, a notice specifying:

                    4.5.3.1 The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                    4.5.3.2 The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

     4.6  Notice  of  Prepayment.  The  Company shall mail to the holder of this
          ----------------------
Note at least sixty (60) days prior to repayment of any principal due hereunder.

     4.7  Reservation  of  Stock  Issuable  Upon Conversion.  The Company shall,
          -------------------------------------------------
prior to conversion of this Note into Series C Preferred Stock, reserve and keep available out of its authorized but unissued shares of Series C Preferred Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Series C Preferred Stock as shall from time to time be sufficient to effect the conversion of the Note. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, such number of its duly authorized Common Stock as shall be sufficient to effect the conversion of the Series C Preferred Stock into Common Stock in accordance with its Articles. If at any relevant time the number of authorized but unissued shares of Series C Preferred Stock (and shares of Common Stock for issuance on conversion of such Series C Preferred Stock) shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Series C Preferred Stock (and shares of its Common Stock for issuance on conversion of such Series C Preferred Stock) to such number of shares as shall be sufficient for such purposes.

          5.   Assignment.  Subject to the restrictions on transfer described in
               ----------
Section 8 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

          6.   Waiver and Amendment.  Any provision of this Note may be amended,
               --------------------
waived or modified (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), upon the written consent of the Company and of the Holder.

          7.   Waiver of Notice.  The Company hereby waives notice, presentment,
               ----------------
demand,  protest  and  notice  of  dishonor.

          8.   Transfer  of  this  Note  or  Securities  Issuable  on Conversion
               -----------------------------------------------------------------
Hereof.  Transfer  of this Note or the Series C Preferred Stock and Common Stock
------
issuable  upon  conversion thereof shall only be made in accordance with Section
4.7 and 4.8 of the Purchase Agreement. All transferees of this Note agree to be bound by the obligations set forth under Sections 1.6, 1.7 and Section 4 (and related definitions) of the Purchase Agreement, which Sections are incorporate herein by reference. In connection with any such transfer, such transferee shall sign an acknowledgment stating that it will become bound by the terms of such sections Purchase Agreement. Holder understands and agrees that each certificate held by Holder representing Series C Preferred Stock and Common Stock issuable upon conversion of this Note, or any other securities issued in respect of this Note issuable upon conversion thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required under applicable federal or state securities laws):

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RIGHTS OF SALE AS PROVIDED IN A NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, OR ITS SUCCESSOR, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

          9.   Notices.  Any  notice, request or other communication required or
               -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally recognized courier service or mailed by registered or certified mail, postage prepaid, to the respective addresses of the parties as set forth herein or if sent by facsimile to the respective facsimile numbers of the parties set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given and received when personally delivered or three (3) Business Days after deposited in the mail or one Business Day after sent by courier or upon confirmation of facsimile delivery in the manner set forth above.

          10.  Loss,  Theft or Destruction of Note.  Upon receipt by the Company
               -----------------------------------
of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver a new Note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such Note is issued in replacement of this Note, making reference to the original date of issuance of this Note, (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

          11.  Usury  Disclosure.  Regardless of any provision contained in this
               -----------------
Note, it is expressly stipulated and agreed that the intent of the Holder and the Company is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of Texas would now or hereafter render usurious, or are revised, repealed or judicially interpreted as to render usurious, the indebtedness evidenced by this Note, or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Holder's and the Company's express intent that all excess amounts theretofore collected by the Holder be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

          12.  No  Shareholder  Rights.  Nothing contained in this Note shall be
               -----------------------
construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company.

          13.  Impairment  of  Rights.  The Company shall not amend or otherwise
               ----------------------
modify the terms of the Series C Preferred Stock without the written consent of the Holder.

          14.  Security.  This  Note  is  secured  pursuant  to the terms of the
               --------
Security  Agreement.

          15.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Texas, excluding that body of law relating to conflict of laws.

          16.  Heading;  References.  All  headings  used  herein  are  used for
               --------------------
convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first set forth above.
COMPANY:                             POSITRON CORPORATION, a Texas corporation


                                     By:  /s/ Gary H. Brooks
                                        ----------------------------------------
                                          Gary H. Brooks, President

                                        Address:  1304 Langham Creek Drive, #300
                                                  Houston, Texas 77084
                                                  Facsimile:  281-492-2961

                              NOTICE OF CONVERSION
                              --------------------
                   (To Be Signed Only Upon Conversion of Note)



TO POSITRON CORPORATION

     The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into ___ shares of Series C Preferred Stock of POSITRON CORPORATION, to the extent of ________________________ dollars ($____________)
unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________________________, whose address is
__________________________________________________.

     Dated:  ________________________.



                              --------------------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Note)

                              Address
                                              ----------------------------------

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